As filed with the Securities and Exchange Commission on April 24, 1997
                                                 Securities Act File No. 2-94184
                                           Investment Company File No. 811-4148


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. [ ]


                       Post-Effective Amendment No. 23 [X]


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                              Amendment No. 19 [X]


                         REICH & TANG EQUITY FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                   600 Fifth Avenue, New York, New York 10020
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 830-5200

                               Bernadette N. Finn
                     c/o Reich & Tang Asset Management L.P.
                                600 Fifth Avenue
                            New York, New York 10020
                     (Name and address of agent for service)

                        Copy to:Michael R. Rosella, Esq.
                                Battle Fowler LLP
                               75 East 55th Street
                            New York, New York 10022
                                 (212) 856-6858

It is proposed that this filing will become effective (check appropriate box)


         [ ] immediately upon filing pursuant to paragraph (b)
         [X] on April 30,1997 pursuant  to  paragraph  (b)
         [ ] 60  days  after  filing  pursuant  to paragraph  (a)
         [ ] on (date)  pursuant to paragraph (a) of Rule 485
         [ ] 75 days  after  filing  pursuant  to  paragraph  (a)(2)
         [ ] on  (date) pursuant to paragraph (a)(2) of Rule 485.

The Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940, as amended, and Rule 24f-2 thereunder, and the Registrant filed a Rule 24f-2 Notice for its fiscal year ended December 31, 1996 on or about February 28, 1997.

                              CROSS REFERENCE SHEET
                          (as required by Rule 404 (c))

Part A                                               Location in Prospectus
Item No.                                             (Caption)



1. Cover Page. . . . . . . . . . . . . . . . . . .   Cover Page


2. Synopsis. . . . . . . . . . . . . . . . . . . .   Table of Fees and Expenses

3. Condensed Financial Information . . . . . . . .   Financial Highlights

4. General Description of Registrant . . . . . . .   Investment Objective,
                                                     Policies and Risks;
                                                     Investment Restrictions;
                                                     General Information


5.  Management of the Fund. . . . . . . . . . . . .  The Manager


5A. Management's Discussion
    of Fund Performance . . . . . . . . . . . . . .  The Manager


6. Capital Stock and Other Securities. . . . . . .   General Information;
                                                     Dividends, Distributions
                                                     and Taxes


7. Purchase of Securities Being Offered. . . . . .   Purchase of Shares


8. Redemption or Repurchase. . . . . . . . . . . .   Redemption of Shares

9. Pending Legal Proceedings . . . . . . . . . . .   Not Applicable

Part B                                                   Caption in Statement of
Item No.                                                 Additional Information


PART B

10. Cover Page. . . . . . . . . . . . . . . . . . .      Cover Page


11. Table of Contents . . . . . . . . . . . . . . .      Cover Page


12. General Information and                              Management; Investment
    History . . . . . . . . . . . . . . . . . . . .      Management Contract


13. Investment Objectives and Policies. . . . . . .      Investment Policies;
                                                         Investment Restrictions


14. Management of the Fund. . . . . . . . . . . . .      Management; Investment
                                                         Management Contract

15. Control Persons and Principal                       Management; Description
    Holders of Securities . . . . . . . . . . . . .      of Common Stock


16. Investment Advisory and Other Services. . . . .      Management; Investment
                                                         Management Contract

17. Brokerage Allocation. . . . . . . . . . . . . .      Portfolio Transactions


18. Capital Stock and Other Securities. . . . . . .      Net Asset Value


19. Purchase, Redemption and Pricing                     Redemption of Shares;
    of Securities Being Offered . . . . . . . . . .      Net Asset Value


20. Tax Status. . . . . . . . . . . . . . . . . . .      Not Applicable


21. Underwriters. . . . . . . . . . . . . . . . . .      Distribution and
                                                         Service Plan


22. Calculation of Performance Data . . . . . . . .      Performance


23. Financial Statements. . . . . . . . . . . . . .      Independent Auditor's
                                                         Report; Financial
                                                          Statements

================================================================================
REICH & TANG
EQUITY FUND, INC.                                               600 FIFTH AVENUE
PROSPECTUS                                                    NEW YORK, NY 10020
                                                                  (212) 830-5220
--------------------------------------------------------------------------------

May 1, 1997


Reich & Tang Equity Fund, Inc. (the "Fund") is a no-load, open-end diversified management investment company. The Fund's investment objective is to seek growth of capital and investments will be made based upon their potential for capital growth. The Fund's investment philosophy is that of investment in equity securities of companies which, based on fundamental research, the management of the Fund believes to be undervalued. Current income will be secondary to the objective of capital growth.

Reich & Tang Asset Management L.P. acts as manager of the Fund and Reich & Tang Distributors L.P. acts as distributor of the Fund's shares. Reich & Tang Asset Management L.P. is a registered investment advisor. Reich & Tang Distributors L.P. is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.


This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information dated May 1, 1997, containing additional and more detailed information about the Fund (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Fund at the address and telephone number set forth above.


Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

 This Prospectus should be read and retained by investors for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TABLE OF FEES AND EXPENSES
Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                           0.80%
Other Expenses                            0.42%
 Administration Fees                0.20%
Total Fund Operating Expenses             1.22%

Example                                                1 year      3 years      5 years    10 years
-------                                                ------      -------      -------    --------
You would pay the following expenses on a $1,000 investment, assuming
5% annual return (cumulative through the end of each year):
                                                        $12          $39         $67        $148


The purpose of the above table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a further discussion of these fees see "The Manager" and "Distribution and Service Plan" herein. The figures reflected in the example should not be considered as a representation of past or future expenses. Actual expenses may be greater or lesser than those shown above.


                              FINANCIAL HIGHLIGHTS

     The following financial highlights of Reich & Tang Equity Fund, Inc. have been audited by McGladrey & Pullen, LLP, Independent Certified Public Accountants, whose report thereon appears in the Statement of Additional Information.




                                                                       Year Ended December 31,
                                           -------------------------------------------------------------------------
                                      1996      1995      1994     1993   1992     1991     1990     1989    1988    1987
                                      ----      ----      ----     ----   ----     ----     ----     ----    ----    ----
Per Share Operating Performance
(for a share outstanding throughout the year)

Net asset value, beginning of year... $17.73     $15.39   $17.61  $16.92  $15.64  $13.05   $14.24   $14.11   $13.11  $14.50
                                     ----------  -------- ------  ------  ------   -----   ------   ------    -----   -----

Income from investment operations:
Net investment income..............     0.15       0.22     0.24   0.21    0.23    0.36     0.35     0.43     0.44    0.34

Net realized and unrealized
 gains (losses) on investments...       2.83       4.10     0.05   2.12    2.31    2.63    (1.18)    2.08     2.53    0.45
                                      ----------  -------- ------ ------  ------  -----   ------   ------    -----   -----

Total from investment operations...     2.98       4.32     0.29   2.33    2.54    2.99    (0.83)    2.51     2.97    0.79
                                      ----------  -------- -----  ------  ------  -----   ------   ------    -----  ------

Less distributions:
Dividends from net investment income    (0.15)    (0.22)   (0.24) (0.21)  (0.23)  (0.37)   (0.36)   (0.45)   (0.44)  (0.40)
Distributions from net realized gains   (2.46)    (1.76)   (2.27) (1.43)  (1.03)  (0.03)    ---     (1.93)   (1.53)  (1.78)
                                       ------    -------  -----  ------  ------    ------    -------  -----  ------  ------

Total distributions................  (   2.61)    (1.98)   (2.51) (1.64)  (1.26)  (0.40)   (0.36)   (2.38)   (1.97)  (2.18)
                                       --------  -------   ------ ------- ------  --------  -------   ------ ------- ------
Net asset value, end of year.......  $  18.10     $17.73   $15.39 $17.61  $16.92  $15.64   $13.05   $14.24   $14.11  $13.11
                                       =======   ======== ======= ======= ======  =======   ======== ======= ======= ======

Total Return.......................     16.9%      28.2%     1.7%  13.8%   16.3%   23.1%    (5.8%)   17.9%    22.8%    5.1%

Ratios/Supplemental Data

Net assets, end of year (000)......   $ 91,300  $112,333  $90,639 $105,181 $92,702 $83,151 $97,085 $111,992 $102,391 $101,650

Ratios to average net assets:
 Expenses........................       1.22%(a)   1.15%    1.17%   1.15%   1.15%   1.14%    1.12%    1.10%   1.11%   1.11%
 Net investment income...........       0.79%      1.21%    1.35%   1.15%   1.35%   2.33%    2.56%    2.68%   2.87%   2.07%
Portfolio turnover rate............    31.70%     27.69%   25.80%  26.69%  27.37%  43.41%   27.48%   47.90%  27.04%  42.53%
Average commission rate paid (per share) $.0455(b)


(a) Includes expenses paid indirectly, equivalent to .01% of average net assets.

(b) Required by regulations issued in 1995.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The investment objective of the Fund is to seek growth of capital and investments will be made based upon their potential for capital appreciation. Therefore, current income will be secondary to the objective of capital growth. The Fund's investment objective of capital growth is fundamental and may not be changed without stockholder approval.

There obviously can be no assurance that the Fund's investment objective will be achieved. The nature of the Fund's investment objective and policies may involve a somewhat greater degree of short-term risk than would be present under other investment approaches.


The Fund will under normal circumstances have substantially all of its assets (i.e., more than 65%) invested in a diversified portfolio of equity securities (common stocks or securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks). The Fund at times may also invest not more than 35% of its total assets in debt securities and preferred stocks offering a significant opportunity for price appreciation. When the Manager determines that adverse conditions warrant, the Fund may take a defensive position and invest temporarily without limit in investment grade debt securities or preferred stocks or in money market instruments. Low investment grade debt securities may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with other debt security. The Fund will not necessarily dispose of a security that falls below investment grade based upon the Manager's determination as to whether retention of such a security is consistent with the Fund's investment objectives. Money market instruments for this purpose include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including such obligations subject to repurchase agreements), commercial paper rated in the highest grade by any nationally recognized rating agency and certificates of deposit and bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars. A repurchase agreement is an instrument under which an investor (e.g., the Fund) purchases a U.S. government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. government securities. Repurchase agreements usually have a short duration, often less than one week. In the event that a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.


The Fund will invest in both listed and unlisted securities and in foreign as well as domestic securities. While the Fund has no present intention of investing any significant portion of its assets in foreign securities, it reserves the right to invest in foreign securities if purchase thereof at the time of purchase would not cause more than 15% of the value of the Fund's total assets to be invested in foreign securities. Investments in foreign securities involve certain risk considerations which are not typically associated with investments in domestic securities. These considerations include changes in exchange rates and exchange control regulation, political and social instability, expropriation, less liquid markets and less available information than are generally the case in the United States, less government supervision of exchanges and brokers and issuers, lack of uniform accounting and auditing standards and greater price volatility. See Statement of Additional Information, "Investment Policies."


The Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. The Fund will not, however, purchase any warrant if, as a result of such purchase, 5% or more of the Fund's total assets would be invested in warrants. Included within that amount, but not to exceed 2% of the value of the Fund's total assets, may be warrants which are not listed on the New York Stock or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value. The Fund will not invest more than 5% of its total assets in securities of issuers which together with their predecessors have a record of less than three years continuous operations.


The Fund may invest in restricted securities and in other assets having no ready market if such purchases at the time thereof would not cause more than 10% of the value of the Fund's net assets to be invested in all such restricted or not readily marketable assets. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair market value.


Within this basic framework, the policy of the Fund will emphasize flexibility in arranging its portfolio to seek the desired results. The Fund's investment philosophy is that of investment in equity securities of companies which, based on fundamental research, the management of the Fund believes to be undervalued.


Critical factors which will be considered in the selection of securities will include the values of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, corporate cash flow, balance sheet changes, management capability and practices, and the economic and political outlook. Generally speaking, disposal of a security will be based upon factors such as (i) increases in the price level of the security or of securities generally which the Fund believes reflect earnings growth too far in advance, (ii) changes in the relative opportunities offered by various securities and (iii) actual or potential deterioration of the issuer's earning power which the Fund believes may adversely affect the price of its securities. Turnover will be influenced by sound investment practices, the Fund's investment objective, and the need of funds for the redemption of the Fund's shares.


The Fund will not seek to realize profits by anticipating short-term market movements and intends to purchase securities for long-term capital appreciation under ordinary circumstances. While the rate of portfolio turnover will not be a limiting factor when the investment advisor deems changes appropriate, it is anticipated that given the Fund's investment objectives, its annual portfolio turnover should not generally exceed 75%. (A portfolio turnover rate of 75% would occur, for example, if three-fourths of the stocks in the Fund's portfolio were replaced in a period of one year.)


The Fund's investment policies (unlike its investment objective) are not fundamental and may be changed by the Fund's Board of Directors without stockholder approval.


INVESTMENT RESTRICTIONS


The Fund has adopted certain investment restrictions which may not be changed without the approval of the Fund's stockholders. Briefly, these restrictions provide that the Fund may not:


1. Purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;


2. Invest more than 25% of the value of its total assets in any particular industry;


3. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;


4. Make loans of its assets to any person, except for the purchase of debt securities as discussed under "Investment Objectives, Policies and Risks" herein;


5. Borrow money except for (i) the short-term credits from banks referred to in paragraph 3 above and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made;


6. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 5 above;


7. Purchase the securities of any other investment company, except by purchase in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, or except when such purchase is part of a merger, consolidation or acquisition of assets; and


8. Act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933. The Fund will not, however, invest more than 10% of the value of its net assets in restricted securities and not readily marketable securities.


If a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's portfolio securities will not be considered a violation of the Fund's policies or restrictions.


THE MANAGER


The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed Reich & Tang Asset Management L.P. (the "Manager") to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of

Reich & Tang Asset Management, Inc., the sole general partner of the Manager, or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote full-time to the affairs of the Fund. The Statement of Additional Information contains general background information regarding each director and principal officer of the Fund.



The Manager is a Delaware limited partnership with its principal office at 600 Fifth Avenue, New York, New York 10020. The Manager was at March 31, 1997 investment manager, advisor or supervisor with respect to assets aggregating in excess of $9.7 billion. The Manager acts as manager or administrator of fifteen other registered investment companies and also advises pension trusts, profit-sharing trusts and endowments.


New England Investment Companies, L.P. ("NEICLP") is the limited partner and owner of a 99.5% interest in the newly created limited partnership, Reich & Tang Asset Management L.P., the Manager. Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICLP) is the general partner and owner of the remaining .5% interest of the Manager. New England Investment Companies, Inc. ("NEIC"), a Massachusetts corporation, serves as the sole general partner of NEICLP. Reich & Tang Asset Management L.P. succeeded NEICLP as the Manager of the Fund.




On August 30, 1996, The New England Mutual Life Insurance Company ("The New England") and Metropolitan Life Insurance Company ("MetLife") merged, with MetLife being the continuing company. The Manager remains a wholly-owned subsidiary of NEICLP, but Reich & Tang Asset Management, Inc., its sole general partner, is now an indirect subsidiary of MetLife. Also, MetLife New England Holdings, Inc., a wholly-owned subsidiary of MetLife, owns 51% of the outstanding limited partnership interest of NEICLP and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns approximately 16% of the outstanding partnership units of NEICLP.


MetLife is a mutual life insurance company with assets of $142.2 billion at March 31, 1996. It is the second largest life insurance company in the United States in terms of total assets. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.2 trillion at March 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.


NEIC is a holding company offering a broad array of investment styles across a wide range of asset categories through twelve subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units include, AEW Capital Management, L.P., Back Bay Advisors, L.P., Graystone Partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Loomis, Sayles & Co., L.P., MC Management, L.P., New England Funds, L.P., New England Funds Management, L.P., Reich & Tang Asset Management L.P., Vaughan-Nelson, Scarborough & McConnell, L.P. and Westpeak
Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to 43 other registered investment companies.


Robert F. Hoerle and Steven M. Wilson are primarily responsible for the day-to-day investment management of the Fund. Mr. Hoerle is Chairman and a Director of the Fund and is a Managing Director of the Capital Management Division of the Manager, with which he has been associated since September 1993. From July 1989 to September 1993, Mr. Hoerle was Chairman of the Board, a Director and an officer of Reich & Tang, Inc. with which he was associated with from February 1971 to September 1993. Mr. Wilson is President of the

Fund and is a Senior Vice President of the Capital Management Division of the Manager, with which he has been associated since September 1993. From August 1990 to September 1993, Mr. Wilson was a Senior Vice President of Reich & Tang, Inc. with which he was associated with from July 1986 to September 1993. The Fund's annual report contains information regarding the Fund's performance and will be provided, without charge, upon request.


Pursuant to the Investment Management Contract, the Manager is responsible for the investment management of the Fund's assets, including the responsibility for making investment decisions and placing orders for the purchase and sale of the Fund's investments with the issuers or with brokers or dealers selected by it in its discretion. Subject to the Fund's policy of seeking the most favorable commission and the best price on each transaction, the Manager may effect transactions in the Fund's portfolio securities through Reich & Tang Distributors L.P. (the "Distributor"). In addition, consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund. The Manager also furnishes to the Board of Directors periodic reports on the composition of the Fund's portfolio securities.


The Manager may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Manager to the accounts involved, including the Fund. When two or more of the clients of the Manager, including the Fund, are purchasing the same security in a given day from the same broker-dealer, such transactions may be averaged as to price.


For its services under the Investment Management Contract, the Manager receives from the Fund a fee, payable monthly, at the annual rate of .80% of the Fund's average daily net assets (the "Management Fee"). The rate of the advisory fee to be paid by the Fund is higher than the rate paid by most similar registered investment companies. In addition to management services with respect to the purchase and sale of securities, the fee includes compensation for overall management of the Fund. Pursuant to a distribution and service plan, the Manager may use the management fee for distribution purposes including defraying the costs of performing stockholder servicing functions on behalf of the Fund, compensating others, including banks, broker-dealers and other organizations whose customers or clients are Fund stockholders for providing assistance in distributing the Fund's shares and defraying the costs of other promotional activities. (See "Distribution and Service Plan" herein.)



The merger between The New England and MetLife resulted in an "assignment" of the Investment Management Contract relating to the Fund. Under the 1940 Act, such an assignment caused the automatic termination of the agreement. On November 28, 1995, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager approved, a new Investment Management Contract effective August 30, 1996, which has a term which extends to December 31, 1997 and may be continued in force thereafter for successive twelve-month periods beginning each January 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by its Board of Directors, and in either case by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.


The Investment Management Contract was approved by a majority of the shareholders of the Fund on March 13, 1996 and contains the same terms and conditions governing the Manager's investment management responsibilities as the Fund's previous Investment Management Contract with the Manager, except as to the date of execution and termination.


The merger and the change in control of the Manager is not expected to have any impact upon the Manager's performance of its responsibilities and obligations under the Investment Management Contract.



For its services under the Administrative Services Contract, the Manager receives a fee equal to .20% per annum of the Fund's average daily net assets. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares. (See "Distribution and Service Plan" herein.)


Pursuant to the Administrative Services Contract for the Fund, the Manager performs clerical, accounting supervision and related office service functions for the Fund and provides the Fund the personnel to (i) supervise the performance of bookkeeping and related services by Investors Fiduciary Trust Company, the Fund's bookkeeping agent, (ii) prepare reports to and filings with regulatory authorities and (iii) perform such other non-advisory services as the Fund may from time to time request of the Manager. The personnel rendering those services, who may act as officers of the Fund, may be employees of the Manager or its affiliates. The Manager, at its discretion, may voluntarily waive all or a portion of the administrative services fee.



For the year ended December 31, 1996, the Manager for its services under the Investment Management Contract received an amount equal to .80% of the Fund's average daily net assets. For the year ended December 31, 1996, the total expenses for the Fund, including the management fee and administrative services fee, were 1.22% of the Fund's average daily net assets.



DISTRIBUTION AND SERVICE PLAN


Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 ("1940 Act"), regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of [fund] shares." The Rule provides, among other things, that an investment company may bear distribution expenses only pursuant to a plan adopted in accordance with the Rule. Because certain proposed expenditures, described below, by the Fund, the Manager and the Distributor may be deemed to involve payment of distribution expenses by the Fund, the Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and the Fund and the Manager have entered into the Investment Management Contract.


Reich & Tang Asset Management, Inc. serves as the sole general partner for both Reich & Tang Asset Management L.P. and Reich & Tang Distributors L.P., and Reich & Tang Asset Management L.P. serves as the sole limited partner of the Distributor.


Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and, for the nominal consideration of $1 per year and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

The Investment Management Contract includes provisions allowing the Manager to defray the cost of, or compensate other persons, including banks, broker-dealers and other organizations whose customers or clients are Fund stockholders ("Intermediaries"), for performing stockholder, administrative and accounting services to the Fund. Under the Investment Management Contract, the Manager may also compensate the foregoing persons and organizations for providing assistance in distributing the Fund's shares. The Investment Management Contract further contemplates that the Manager may compensate sales personnel and pay for the preparation and printing of brochures and other promotional materials, mailings to prospective stockholders, advertising and other activities in connection with the distribution of the Fund's shares. The Manager is not subject to any percentage limitation with respect to the amounts it may expend for the activities described in this paragraph.


The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. However, in the opinion of the Manager based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the stockholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to stockholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


Under the Plan, the Manager may make payments in connection with the distribution of the Fund's shares from the Management Fee received from the Fund, from the Manager's revenues (which may include management or advisory fees received from other investment companies) and past profits. The Manager, in its sole discretion, will determine the amount of its payments made pursuant to the Plan, but no such payment will increase the amount which the Fund is required to pay to the Manager for any fiscal year under the Investment Management Contract.


Under the Plan, the Fund may pay the costs of printing and distributing the Fund's prospectus to prospective investors and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective stockholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The payments made by the Fund for the expenses referred to in this paragraph will not exceed in any year .05% of the Fund's average daily net assets for the year.



For the year ended December 31, 1996, the Fund incurred $55,281 in expenses pursuant to the Plan. During such year, the Manager spent pursuant to the Plan an amount equal to 0.01% of the average daily net assets of the Fund for the year. Of the total amount paid by the Manager, $9,984 was utilized for broker assistance payments and $3,098 for Prospectus printing.



PURCHASE OF SHARES


Shares of the Fund are offered at the next determined net asset value without any sales charge by the Distributor as an investment vehicle for individuals, institutions, fiduciaries and retirement plans. Prospectuses, sales material and applications can be obtained from the Distributor.


The minimum for an initial investment is $5,000, except that the minimum initial investment for an Individual Retirement Account is $250. There is no minimum for subsequent investments. All purchase payments will be invested in full and fractional shares. The Fund or the Distributor is authorized to reject any purchase order.


For each stockholder of record, the Fund's transfer agent establishes an open account to which all shares purchased are credited, together with any dividends and capital gain distributions which are paid in additional shares. (See "Dividends, Distributions and Taxes" herein.) Although most stockholders elect not to receive stock certificates, certificates for full shares can be obtained on specific written request to the Transfer Agent. No certificates are issued for fractional shares.


If an investor purchases or redeems shares of the Fund through an investment dealer, bank or other institution, that institution may impose charges for its services; these charges would reduce the investor's yield or return. An investor may purchase or redeem shares of the Fund directly from the Fund's Distributor or its Transfer Agent without any such charges.


New Stockholders


Mail


To purchase shares of the Fund send a check made payable to "Reich & Tang Equity Fund, Inc." and a completed subscription order form to the Fund at the following address:


  Reich & Tang Equity Fund
  Reich & Tang Funds
  600 Fifth Avenue - 8th Floor
  New York, New York  10020


Checks are accepted subject to collection at full face value in United States currency.


Bank Wire

To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor should first telephone the Fund at 212-830-5220 (within New York State) or at 800-221-3079 (outside New York State) to obtain a new account number. The investor should then instruct a member commercial bank to wire funds to:


  Investors Fiduciary Trust Company
  ABA #101003621
  DDA #890752-953-8
  For Reich & Tang Equity Fund, Inc.
  Account of (Investor's Name)
  Fund Account #0239
  SS#/Tax ID#


Then promptly complete and mail the subscription order form. There may be a charge by your bank for transmitting the money by bank wire. The Fund does not charge investors in the Fund for the receipt of wire transfers. If you are planning to wire funds, it is suggested that you instruct your bank early in the day so the wire transfer can be accomplished the same day. Payment in the form of a "bank wire" received prior to 4 p.m., New York City time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.


Personal Delivery


Deliver a check made payable to "Reich & Tang Equity Fund, Inc." along with a completed subscription order form to:


  Reich & Tang Mutual Funds
  600 Fifth Avenue - 9th Floor
  New York, New York  10020

Present Stockholders


Subsequent purchases can be made by personal delivery or bank wire, as indicated above, or by mailing a check to the Fund at:


  Reich & Tang Equity Fund, Inc.
  Mutual Funds Group
  P.O. Box 13232
  Newark, New Jersey 07101-3232

The stockholder's account number should be clearly indicated.


Electronic Funds Transfers (EFT),
Pre-authorized Credit
and Direct Deposit Privilege


You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, or by having federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file with the Fund a completed EFT Application, Pre-authorized Credit Application, or a Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege. The appropriate form may be obtained from your broker or the Fund. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in the Privilege. Further, the Fund may terminate your participation upon 30 days' notice to you.


REDEMPTION OF SHARES


Stockholders may make a redemption in any amount by sending a written request to the Fund, accompanied by any certificate that may have been issued to the stockholder, addressed to:


  Reich & Tang Funds
  600 Fifth Avenue - 8th Floor
  New York, New York  10020


Upon receipt by the Fund of a redemption request in proper form, shares of the Fund will be redeemed at their next determined net asset value. (See "Net Asset Value" herein.)


The request must specify the name of the Fund, the dollar amount or number of shares to be redeemed, and the account number. The request must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, if any, certificates are included in the request, presentation of such certificates properly endorsed. In all cases, all the signatures on a redemption request and/or certificates must be guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange; pursuant to the Fund's Transfer Agent's standards and procedures (guarantees by notaries public are not acceptable). Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.


Checks for redemption proceeds normally will be mailed within seven days, but will not be mailed until all checks (including a certified or cashier's check) in payment for the purchase of the shares to be redeemed have been cleared, currently considered by the Fund to occur up to 15 days after investment. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the stockholder's address of record and generally will be mailed within seven days after receipt of the request.


The Fund may suspend the right of redemption and postpone the date of payment for more than seven days during any period when (i) trading on the New York Stock Exchange is restricted or the Exchange is closed, other than customary weekend and holiday closings, (ii) the Securities and Exchange Commission has by order permitted such suspension or (iii) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable.


The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes.


To be in a position to eliminate excessive expenses, the Fund reserves the right to redeem upon not less than 30 days' notice all shares of the Fund in an account (other than an IRA) which has a value below $500 not due to market movement or the Fund may impose a monthly service charge of $10 on such accounts. However, a stockholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.


Systematic Withdrawal Plan


Any stockholder who owns shares of the Fund with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he offers to sell to the Fund at net asset value the number of full and fractional shares which will produce the monthly or quarterly payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this plan should consult their tax advisors.


Stockholders wishing to utilize this plan may do so by completing an application which may be obtained by writing or calling the Fund. No additional charge to the stockholder is made for this service.


Telephone Redemption Privilege


The Fund accepts telephone requests for redemption from stockholders who elect this option. Telephone requests for redemption may not exceed the sum of $25,000 per request per day. The proceeds of a telephone redemption will be sent to the stockholder at his address or to his bank account as set forth in the subscription order form or in a subsequent signature guaranteed written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of stockholders who elect this service, and thus stockholders risk possible loss of dividends in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that stockholders electing such option provide a form of personal identification. The failure by the Fund to employ such procedures may cause the Fund to be liable for the losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions.


RETIREMENT PLANS



The Fund has available a form of individual retirement account ("IRA") for investment in the Fund's shares. Any individual can contribute to an IRA equal to the lesser of $2,000 annually ($2,250 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductibility of an individual's IRA contribution may be reduced or eliminated if the individual or, in the case of a married individual, either the individual or the individual's spouse, is an active participant in an employer-sponsored retirement plan. Thus, in the case of an active participant, the deduction will not be available for an individual with adjusted gross income above $25,000 or, a married couple filing a joint return with adjusted gross income above $40,000. Special rules apply in the case of married individuals living together who file separate returns. The minimum investment required to open an IRA is $250. Generally, there are penalties for premature distributions from an IRA before the attainment of age 59 1/2, except in the case of the participant's death or disability and certain other circumstances.


As a result of the enactment of the Small Business, Health Insurance and Welfare Reform Acts of 1996 (the "`96 Act"), certain of the foregoing provisions have been amended. Pertinent provisions of the `96 Act are described below:


Generally. Five year averaging will not apply to distributions after December 31, 1999. Ten year averaging has been preserved in very limited circumstances.


IRAs. Beginning January 1, 1997, a non-working spouse may be eligible to establish an IRA and contribute up to $2,000, provided the combined income of both spouses is at least equal to the amount contributed by both spouses to IRAs.



Fund shares may also be a suitable investment for assets of other types of qualified pension or profit-sharing plans, including cash or deferred or salary reduction "401(k) plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans.


Persons desiring information concerning investments by IRAs and other retirement plans should write or telephone the Fund.


EXCHANGE PRIVILEGE


Stockholders of the Fund are entitled to exchange some or all of their shares in the Fund for shares of certain other investment companies which retain Reich & Tang Asset Management L.P. as investment advisor or manager and which participate in the exchange privilege program with the Fund. Currently the exchange privilege program has been established between the Fund and California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund and Short Term Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies which retain Reich & Tang Asset Management L.P. as investment advisor or manager. An exchange of shares in the Fund pursuant to the exchange privilege is, in effect, a redemption of Fund shares (at net asset value) followed by the purchase of shares of the investment company into which the exchange is made (at net asset value) and may result in a stockholder realizing a taxable gain or loss for Federal income tax purposes.



There is no charge for the exchange privilege or limitation as to frequency of exchanges. The minimum amount for an exchange is $1,000, except that stockholders who are establishing a new account with an investment company through the exchange privilege must insure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. The exchange privilege is available to stockholders resident in any state in which shares of the investment company being acquired may legally be sold. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is being made. Prospectuses may be obtained by contacting the Distributor at the address or telephone number listed on the cover of this prospectus. Instructions for exchange may be made in writing to the Transfer Agent at the appropriate address listed herein or, for stockholders who have elected that option, by telephone. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.



DIVIDENDS, DISTRIBUTIONS AND TAXES


Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, at the election of each stockholder, be paid in cash or in additional shares of common stock of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. If the stockholder makes no election the Fund will make the distribution in shares. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.


While it is the intention of the Fund to distribute to its stockholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by the Fund of income and capital gains from investments. Dividends will normally be paid quarterly. Capital gains distributions, if any, will be made at least annually and usually at the end of the Fund's fiscal year. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.



The Fund qualified for the fiscal year ended December 31, 1996 and intends for each year thereafter to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. Qualification as a regulated investment company relieves the Fund of Federal income tax on that part of its net ordinary income and net realized capital gains which it pays out to its stockholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient stockholders as ordinary income and are eligible, in the case of corporate stockholders, for the dividends-received deduction to the extent that the Fund's income is derived from qualifying dividends received by the Fund from domestic corporations. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, a corporation's dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.



The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the Fund to its stockholders as capital gains distributions are taxable to the stockholders as long-term capital gains, irrespective of the length of time a stockholder may have held his stock. Such long-term capital gains distributions are not eligible for the dividends-received deduction referred to above. If a stockholder held shares six months or less and during that period received a distribution taxable to such stockholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.


Any dividend or distribution received by a stockholder on shares of the Fund shortly after the purchase of such shares by such stockholder will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, such dividend or distribution, although in effect a return of capital, is subject to applicable taxes to the extent that the investor is subject to such taxes regardless of the length of time the investor may have held the stock.


The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to stockholders who have not complied with IRS regulations. In connection with this withholding requirement, a stockholder will be asked to certify on his application that the social security or tax identification number provided is correct and that the stockholder is not subject to 31% backup withholding for previous underreporting to the IRS.

NET ASSET VALUE


The Fund determines the net asset value per share of the Fund as of 4:00 p.m., New York City time, by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the number of shares outstanding at the time the determination is made. The Fund determines its net asset value on each Fund Business Day. Fund Business Day for this purpose means weekdays (Monday through Friday) except customary national business holidays and Good Friday. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order in proper form. (See "Purchase of Shares" and "Redemption of Shares" herein.)


Portfolio securities for which market quotations are readily available are valued at market value. All other investment assets of the Fund are valued in such manner as the Board of Directors of the Fund in good faith deems appropriate to reflect their fair value.


GENERAL INFORMATION


Description of Common Stock


The Fund was incorporated in Maryland on October 15, 1984. The authorized capital stock of the Fund consists of one hundred million shares of common stock having a par value of one-tenth of one cent ($.001) per share. Each share has equal dividend, distribution, liquidation and voting rights. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable.



As a general matter, the Fund will not hold annual or other meetings of the Fund's stockholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of revised investment advisory contracts with respect to a particular class or series of stock, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act including the removal of Fund director(s) and communication among stockholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the stockholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the stockholders.



Performance


From time to time the Fund may distribute sales literature or publish advertisements containing "total return" quotations for the Fund. Such sales literature or advertisements will disclose the Fund's average annual compounded total return for the Fund's last one year period, five year period and the period since the Fund's inception, and may include total return information for other periods. The Fund's total return for each period is computed, through use of a formula prescribed by the Securities and Exchange Commission, by finding the average annual compounded rates of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received.

Custodian and Transfer Agent



Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, is the custodian for the Fund's cash and securities. Reich & Tang Services L.P., 600 Fifth Avenue, New York, New York 10020, is the transfer agent and dividend agent for the shares of the Fund. The Fund's custodian and transfer agent do not assist in and are not responsible for investment decisions involving assets of the Fund.



Information for Stockholders


All stockholder inquiries should be directed to Reich & Tang Equity Fund, Inc., 600 Fifth Avenue, New York, New York 10020 (telephone: 212-830-5220 or outside New York State 800-221-3079).


The Fund sends to all its stockholders semi-annual unaudited and annual audited reports, including a list of investment securities held.


For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement filed with the Securities and Exchange Commission, including the exhibits thereto. The Registration Statement and the exhibits thereto may be examined at the Securities and Exchange Commission and copies thereof may be obtained upon payment of certain duplicating fees.

                  Table of Contents
  Table of Fees and Expenses.........................2       REICH & TANG
  Financial Highlights...............................2       EQUITY FUND, INC.
  Investment Objectives,
       Policies and Risks............................3
  Investment Restrictions............................5      PROSPECTUS
  The Manager........................................5       May 1, 1997
  Distribution and Service Plan......................8
  Purchase of Shares.................................9
       New Stockholders..............................10
       Present Stockholders..........................10
  Electronic Funds Transfers (EFT),
       Pre-Authorized Credit and
       Direct Deposit Privilege......................11
  Redemption of Shares...............................11
       Systematic Withdrawal Plan....................12
       Telephone Redemption Privilege................12
  Retirement Plans...................................12
  Exchange Privilege.................................13
  Dividends, Distributions and Taxes.................13
  Net Asset Value....................................15
  General Information ...............................15
      Description of Common Stock....................15
      Performance....................................15
      Custodian and Transfer Agent...................16
      Information for Stockholders...................16

--------------------------------------------------------------------------------
REICH & TANG                                600 Fifth Avenue, New York, NY 10020
EQUITY FUND, INC.                                                 (212) 830-5220
================================================================================
                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 1997


Reich & Tang Equity Fund, Inc. (the "Fund") is a no-load, open-end diversified management investment company. The Fund's investment objective is to seek growth of capital and investments will be made based upon their potential for capital growth. Current income will be secondary to the objective of capital growth.


This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund's prospectus dated May 1, 1997 (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by either writing or telephoning the Fund at the address or telephone number set forth above.


                                                  Table of Contents

Investment Policies.................................2       Redemption of Shares......................................9
Investment Restrictions.............................2       Description of Common Stock...............................9
Management..........................................3       Performance...............................................10
Compensation table .................................5       Net Asset Value...........................................10
Investment Management Contract......................5       Counsel, Auditors, Custodian
Distribution and Service Plan.......................7          and Transfer Agent.....................................11
Expenses of the Fund................................7       Independent Auditor's Report..............................12
Portfolio Transactions..............................8       Finacial Statements.......................................13

INVESTMENT  POLICIES

Warrants


The Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.


Foreign Securities


Investments may be made in both domestic and foreign companies. While the Fund has no present intention to invest any significant portion of its assets in foreign securities, it reserves the right to invest not more than 15% of the value of its total assets (at the time of purchase and after giving effect thereto) in the securities of foreign issuers and obligors.


Investments in foreign companies involve certain considerations which are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign stock markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies may be less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


Repurchase Agreements


When the Fund enters into a repurchase agreement, it requires the continual maintenance of collateral (to be held by the Fund's custodian in a segregated account) in an amount equal to, or in excess of, the vendor's repurchase agreement commitment. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. In the event that a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities.


Other Matters


In addition, for purposes of complying with the securities regulations of certain states, the Fund has adopted the following additional investment restriction, which may be changed by the Fund's Board of Directors without stockholder approval. The Fund may not purchase or retain the securities of any issuer if the officers or directors of the Fund or Reich & Tang Asset Management, Inc., the general partner of the Fund's advisor, owning beneficially more than 1/2 of 1% of the securities together own beneficially more than 5% of such securities.


INVESTMENT RESTRICTIONS


The Fund has adopted the following investment restrictions which are in addition to those described in the Prospectus. Under the following restrictions, which may not be changed without the approval of the Fund's stockholders, the Fund may not:


1. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests in oil, gas or other mineral exploration or development programs;


2. Sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;


3.   Purchase or acquire commodities or commodity contracts;

4. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;


5. Participate on a joint or a joint and several basis in any securities trading account; and


6.   Invest in companies for the purpose of exercising control.


MANAGEMENT


Directors and Officers


The directors and executive officers of the Fund, and their principal occupations for the past five years, are listed below. The address of each such person, unless otherwise indicated, is 600 Fifth Avenue, New York, New York 10020. Directors deemed to be "interested persons" of the Fund for the purposes of the Investment Company Act of 1940 (the "1940 Act"), as amended are indicated by an asterisk.



ROBERT F. HOERLE, 64*: Chairman and a Director of the Fund, is Managing Director of the Capital Management Division of the Manager since September 1993. Mr. Hoerle was formerly Executive Vice President and Chairman of Reich & Tang, Inc. with which he was associated with from February 1971 to September 1993.


W. GILES MELLON, 66: Director of the Fund, is a Professor of Business Administration and Area Chairman of Finance at the Graduate School of Business Administration, Rutgers University with which he has been associated since 1966. His address is 92 New Street, Newark, New Jersey 07102. Dr. Mellon is also a Director of AEW Commercial Mortgage Securities Fund, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc. and Short Term Income Fund, Inc. and a Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund and Pennsylvania Daily Municipal Income Fund.


ROBERT STRANIERE, 56: Director of the Fund, is a member of the New York State Assembly and a partner in The Straniere Law Firm since 1981. His address is 182 Rose Avenue, Staten Island, New York 10306. Mr. Straniere is also a Director of AEW Commercial Mortgage Securities Fund, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., LifeCycle Funds Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc. and Short Term Income Fund, Inc. and a Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund and Pennsylvania Daily Municipal Income Fund.


YUNG WONG, 58: Director of the Fund, was Director of Shaw Investment  Management
(UK) Limited from 1994 to October 1995 and formerly a General Partner of Abacus Partners Limited Partnership (a general partner of a venture capital investment firm) from 1984 to 1994. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong is a Director of Republic Telecom Systems Corporation (a provider of telecommunications equipment) since January 1989 and of TelWatch, Inc. (a provider of network management software) since August 1989. Dr. Wong is also a Director of AEW Commercial Mortgage Securities Fund, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc. and Short Term Income Fund, Inc. and a Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund and Pennsylvania Daily Municipal Income Fund and Eclipse Financial Asset Trust..


STEVEN W. DUFF, 43: Executive Vice President of the Fund, has been President of the Mutual Funds division of the Manager since September 1994. Mr. Duff was formerly Director of Mutual Fund Administration at NationsBank which he was associated with from June 1981 to August 1994. Mr. Duff is also President and a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc. and Short Term Income Fund, Inc. Mr. Duff is also President and a Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund and Pennsylvania Daily Municipal Income Fund, and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.

STEVEN M. WILSON, 37: President of the Fund, is Senior Vice President of the Capital Management Division of the Manager since September 1993. Mr. Wilson was formerly Senior Vice President of Reich & Tang, Inc. with which he was associated with from July 1986 to September 1993.


BERNADETTE N. FINN, 49: Vice President and Secretary of the Fund has been Vice President of the Mutual Funds division of the Manager since September 1993. Ms. Finn was formerly Vice President and Assistant Secretary of Reich & Tang, Inc. with which she was associated with from September 1970 to September 1993. Ms. Finn is also Secretary of AEW Commercial Mortgage Securities Fund, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund and Tax Exempt Proceeds Fund, Inc.and a Vice President and Secretary of Delafield Fund, Inc., Institutional Daily Income Fund and Short Term Income Fund, Inc.


MOLLY FLEWHARTY, 46: Vice President of the Fund has been Vice President of the Mutual Funds division of the Manager since September 1993. Ms. Flewharty was formerly Vice President of Reich & Tang, Inc. with which she was associated with from December 1977 to September 1993. Ms. Flewharty is also a Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income
Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.


LESLEY M. JONES, 48: Vice President of the Fund has been Senior Vice President of the Mutual Funds division of the Manager since September 1993. Ms. Jones was formerly Senior Vice President of Reich & Tang, Inc. with which she was associated with from April 1973 to September 1993. Ms. Jones is also a Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund and Short Term Income Fund, Inc.


DANA E. MESSINA, 40: Vice President of the Fund has been Executive Vice President of the Mutual Funds division of the Manager since January 1995 and was Vice President from September 1993 to January 1995. Ms. Messina was formerly
Vice President of Reich & Tang, Inc. with which she was associated with from December 1980 to September 1993. Ms. Messina is also Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income
Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.


RICHARD De SANCTIS, 40: Treasurer of the Fund, is Vice President and Treasurer of the Manager since September 1993. Mr. De Sanctis was formerly Controller of Reich & Tang, Inc. from January 1991 to September 1993. Mr. De Sanctis is also Treasurer of AEW Commercial Mortgage Securities, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc. and Vice President and Treasurer of Cortland Trust, Inc.



Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $2,000 and a fee of $500 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Manager do not receive compensation from the Fund.

The Fund paid an aggregate remuneration of $12,000 to its Directors with respect to the period ended December 31, 1996, all of which consisted of aggregate director's fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contract. See Compensation Table below.

                                                    COMPENSATION TABLE


           (1)                      (2)                      (3)                      (4)                     (5)

     Name of Person,      Aggregate Compensation    Pension or Retirement      Estimated Annual       Total Compensation
        Position            from Registrant for   Benefits Accrued as Part       Benefits upon        from Fund and Fund
                                Fiscal Year           of Fund Expenses            Retirement            Complex Paid to
                                                                                                          Directors*
W. Giles Mellon,                 $4,000.00                    0
Director                                                                               0            $52,125 (12 Funds)

Robert Straniere,                $4,000.00                    0
Director                                                                               0            $52,125 (12 Funds)

Yung Wong,                       $4,000.00                    0
Director                                                                               0            $52,125 (12 Funds)

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending December 31, 1996 (and, with respect to certain of the funds in the Fund Complex, estimated to be paid during the fiscal year ending December 31, 1996). The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund complex as the Fund, because, among other things, they have a common investment advisor.



INVESTMENT MANAGEMENT CONTRACT


Pursuant to its Investment Management Contract with the Fund, Reich & Tang Asset Management L.P. (the "Manager") is responsible for the investment management of the Fund's assets, including the responsibility for making investment decisions and placing orders for the purchase and sale of the Fund's investments directly with the issuers or with brokers or dealers selected by it in its discretion. (See "Portfolio Transactions" herein.) The Manager also furnishes to the Board of Directors periodic reports on the investment performance of the Fund.



The Investment Manager for the Fund is Reich & Tang Asset Management L.P., a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020 (the "Manager"). The Manager was at March 31, 1997 manager, advisor or supervisor with respect to assets aggregating in excess of $9.7 billion. The Manager acts as manager or administrator of fifteen other investment companies and also advises pension trusts, profit sharing trusts and endowments.


New England Investment Companies, L.P. ("NEICLP"), is the limited partner and owner of a 99.5% interest in the limited partnership, Reich & Tang Asset Management L.P., the Manager. Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICLP) is the general partner and owner of the remaining .5% interest of the Manager. New England Investment Companies, Inc. ("NEIC"), a Massachusetts corporation, serves as the sole general partner of NEICLP. Reich & Tang Asset Management L.P. succeeded NEICLP as the Manager of the Fund.


On August 30, 1996, The New England Mutual Life Insurance Company ("The New England") and Metropolitan Life Insurance Company ("MetLife") merged, with MetLife being the continuing company. The Manager remains a wholly-owned subsidiary of NEICLP, but Reich & Tang Asset Management, Inc., its sole general partner, is now an indirect subsidiary of MetLife. Also, MetLife new England Holdings, Inc., a wholly-owned subsidiary of MetLife, owns approximately 51% of the outstanding limited partnership interest of NEICLP and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns approximately 16% of the outstanding partnership units of NEICLP.


MetLife is a mutual life insurance company with assets of $142.2 billion at March 31, 1996. It is the second largest life insurance company in the United States in terms of total assets. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.2 trillion at March 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.


NEIC is a holding company offering a broad array of investment styles across a wide range of asset categories through eleven subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units include, AEW Capital Management, L.P., Back Bay Advisors, L.P., Graystone Partners, L.P., Harris Associates, L.P., Loomis, Sayles & Co., L.P., MC Management, L.P., New England Funds, L.P., New England Funds Management L.P., Reich & Tang Asset Management, L.P., Vaughan-Nelson, Scarborough & McConnell L.P. and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to 43 other registered investment companies.


The merger between the New England and MetLife resulted in an "assignment" of the Investment Management Contract relating to the Fund. Under the 1940 Act, such an assignment caused the automatic termination of this agreement. On November 28, 1995, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved a new Investment Management Contract effect August 30, 1996, which has a term which extends to December 31, 1997 and may be continued in force thereafter for successive twelve-month periods beginning each January 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by its Board of Directors, and in either case by a majority of the directors who are not parties to the Investment Management Contract or interest persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.


The Investment Management Contract was approved by a majority of the shareholders of the Fund on March 13, 1996 and contains the same terms and conditions governing the Manager's investment management responsibilities as the Fund's previous Investment Management Contract with the Manager, except as to the date of execution and termination.


The merger and the change in control of the Manager is not expected to have any impact upon the Manager's performance of its responsibilities and obligations under the Investment Management Contract.



Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.


The Manager provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of Reich & Tang Asset Management, Inc. the sole general partner of the Manager, or employees of the Manager or its affiliates.


The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. The Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

For its services under the Investment Management Contract, the Manager receives from the Fund a fee, payable monthly, at the annual rate of .80% of the Fund's average daily net assets. In addition to management services with respect to the purchase and sale of securities, the fee includes compensation for overall management of the Fund and for distributing the Fund's shares. For the Fund's fiscal years ended December 31, 1994, 1995 and 1996, the Manager received investment management fees of $ 749,912, $839,005 and $888,522 respectively.


Pursuant to the Administrative Services Contract with the Fund, the Manager performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by Investors Fiduciary Trust Company, the Fund's bookkeeping or recordkeeping agent, (ii) prepare reports to and filings with regulatory authorities and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to .20% per annum of the Fund's average daily net assets. For the Fund's fiscal years ended December 31, 1994, 1995 and 1996, the Manager received an administrative services fee of $187,478, $209,771 and $222,130, respectively.



DISTRIBUTION AND SERVICE PLAN


The Fund's Distribution and Service Plan (the "Plan") provides that all written agreements relating to the Plan entered into between either the Fund and the Manager, Reich & Tang Distributors L.P. (the "Distributor") and organizations whose customers or clients are Fund stockholders ("Intermediaries") must be in a form satisfactory to the Fund's Board of Directors. Pursuant to the Plan, the Fund has entered into a Distribution Agreement with the Distributor.


Reich & Tang Asset Management, Inc. serves as the sole general partner for both Reich & Tang Asset Management L.P. and Reich & Tang Distributors L.P., and Reich & Tang Asset Management L.P. serves as the sole limited partner of the Distributor.


The Plan requires the Fund and the Manager to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Manager pursuant to the Plan and identifying the distribution activities for which those expenditures were made. Such distribution activities included the printing of prospectuses and subscription order forms and promotional brochures and related promotional expenses. See "Investment Management Contract" herein for information regarding fee arrangements and termination provisions under the Investment Management Contract.



The Plan provides that it will continue in effect for successive annual periods provided that it must be approved by a vote of at least a majority of the outstanding voting securities of the Fund and by a majority of the Board of Directors, including those directors who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Plan. The Plan must be approved at least annually by the Board of Directors in the manner described in the foregoing sentence and may be terminated at any time by a vote of a majority of the outstanding voting securities of the Fund or a majority of those directors who are not "interested persons" and who have no direct or indirect financial interest in the Plan. The Plan was most recently approved by the Board of Directors on October 3, 19965 and shall continue in effect until December 31, 1997. The Plan was approved by the shareholders of the Fund at their first meeting held on April 29, 1986.



The Plan further provides that it may not be amended to increase materially the costs which may be incurred by the Fund for distribution pursuant to the Plan without stockholder approval, and that all material amendments of the Plan must be approved by a majority of the Board of Directors, including those who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan.


While the Plan is in effect, the selection and nomination of directors who are not "interested persons" of the Fund (as defined in the 1940 Act) is committed to the discretion of the directors who are not "interested persons" of the Fund.


The Distribution Agreement between the Fund and the Distributor provides that it shall terminate automatically in the event of its assignment.


EXPENSES OF THE FUND

The Manager has agreed to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund's expenses for distribution purposes pursuant to the Plan, described above, are included within such expenses only to the extent required by the state with the most restrictive expense limitation in which the Fund's shares are qualified for sale. The Fund may elect not to qualify its shares for sale in every state. For the purpose of this limitation, expenses shall include the fee payable to the Manager and the amortization of organization expenses. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. No such reimbursement was required for the year ended December 31, 1996. As a result of the recent passage of the National Securities Markets Improvement Act of 1996, all state expense limitations have been eliminated at this time.



Subject to the Manager's obligations to pay for services performed by officers of the Manager or its affiliates and for investment management services and certain distribution and promotional expenses and to reimburse the Fund for its excess expenses as described above, under the Investment Management Contract the Fund has assumed responsibility for payment of all of its other expenses, including (a) brokerage and commission expenses, (b) Federal, state and local taxes, including issue and transfer taxes incurred by or levied on the Fund, (c) commitment fees and certain insurance premiums, (d) interest charges on borrowings, (e) charges and expenses of the Fund's custodian, (f) charges and expenses of persons performing issuance, redemption, transfer and dividend disbursing functions for the Fund, (g) recurring and nonrecurring legal and accounting expenses, including the Fund's cost of the bookkeeping agent for the determination of net asset value per share and the maintenance of portfolio and general accounting records, (h) telecommunication expenses, (i) costs of organizing and maintaining the Fund's existence as a corporation, (j) compensation, including directors' fees, of any of the Fund's directors, officers or employees who are not officers of Reich & Tang Asset Management, Inc., the general partner of the Manager, and costs of other personnel providing services to the Fund, (k) costs of stockholders' services including charges and expenses of persons providing confirmations of transactions in Fund shares, periodic statements to stockholders, and recordkeeping and stockholder services,
(l) costs of stockholders' reports, proxy solicitations, and corporate meetings,
(m) fees and expenses of registering the Fund's shares under the appropriate Federal securities laws and of qualifying those shares under applicable state securities laws, including expenses attendant upon the initial registration and qualifications of the Fund's shares and attendant upon renewals of, or amendments to, those registrations and qualifications, (n) expenses of preparing and printing the Fund's prospectuses and statements of additional information and of delivering them to stockholders of the Fund, (o) payment of fees and expenses provided for in the Investment Management Contract, Administrative Services Agreement and Distribution Agreement and (p) any other distribution or promotional expenses pursuant to a distribution and service plan.


PORTFOLIO TRANSACTIONS


The Manager makes the Fund's portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Manager or portfolio transactions may be effected by the Manager. Neither the Fund nor the Manager has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Manager for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Manager and, therefore, may have the effect of reducing the expenses of the Manager in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Manager probably does not reduce the overall expenses of the Manager to any material extent. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund.



The investment  information  provided to the Manager is of the type described in
Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Manager's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Manager in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Manager determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker. During the year ended December 31, 1996, the Manager did not place any portfolio transactions for the Fund with firms supplying investment information to the Manager.



The Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases the Fund will attempt to negotiate best execution.


The Distributor may from time to time effect transactions in the Fund's portfolio securities. In such instances, the placement of orders with the Distributor would be consistent with the Fund's objective of obtaining best execution. With respect to orders placed with the Distributor for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund) to receive brokerage commissions from such registered investment company provided that such commissions are reasonable and fair compared to commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. In addition, pursuant to Section 11(a) of the Securities Exchange Act of 1934, the Distributor is restricted as to the nature and extent of the brokerage services it may perform for the Fund. The Securities and Exchange Commission has adopted rules under Section 11(a) which permit a distributor to a registered investment company to receive compensation for effecting, on a national securities exchange, transactions in portfolio securities of such investment company, including causing such transactions to be transmitted, executed, cleared and settled and arranging for unaffiliated brokers to execute such transactions. To the extent permitted by such rules, the Distributor may receive compensation relating to transactions in portfolio securities of the Fund provided that the Fund enters into a written agreement, as required by such rules, with the Distributor authorizing it to retain compensation for such services. Transactions in portfolio securities placed with the Distributor which are executed on a national securities exchange must be effected in accordance with procedures adopted by the Board of Directors of the Fund pursuant to Rule 17e-1.



During the years ended December 31, 1994, 1995 and 1996, the Fund paid a total of $71,681, $77,970 and $95,366 respectively, in brokerage commissions, $30,195, $22,919 and $23,623, respectively, of which was paid to the Distributor. During the years ended December 31, 1994, 1995 and 1996, the brokerage commissions paid to the Distributor represented approximately 42.12%%29.39% and 24.77%, respectively, of the total brokerage commissions paid by the Fund during such years and were paid on account of transactions having an aggregate dollar value equal to approximately 60.37%, 47.46% and 42.83%, respectively, of the aggregate dollar value of all portfolio transactions of the Fund during such years for which commissions were paid. The Fund's portfolio turnover rate for the years ended December 31, 1995 and 1996 was 27.69%, and 31.70%, respectively.



REDEMPTION OF SHARES


Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of the Board of Directors of the Fund and taken at their value used in determining the Fund's net asset value per share as described under "Net Asset Value" herein), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in kind portfolio securities that are not readily marketable. The Fund has filed a formal election with the Securities and Exchange Commission pursuant to which the Fund will only effect a redemption in portfolio securities where the particular stockholder of record is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities was made.


DESCRIPTION OF COMMON STOCK



On March 31, 1997 there were 4,938,788 shares of the Fund's common stock outstanding. As of March 31, 1997, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares of the Fund. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding common stock as of March 31, 1997:



                                                       Nature of
 Name and Address               % of Shares            Ownership



NEIC Master Retirement Trust.       8.91                  Record
399 Boylston Street
Boston, MA. 02116-3305




PERFORMANCE


From time to time the Fund may distribute sales literature or publish advertisements containing "total return" quotations for the Fund. Such sales literature or advertisements will disclose the Fund's average annual compounded total return for the Fund's last one year period, five year period and the period since the Fund's inception, and may include total return information for other periods. The Fund's total return for each period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rates of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received.



The Fund's total return for the twelve months ended December 31, 1996 was 16.9%. The Fund's average annual compounded total return for the five year period ended December 31, 1996 was 15.05%. The Fund's average annual compounded total return from January 4, 1985 (inception) to December 31, 1996 was 15.48%.



The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.


NET ASSET VALUE


The Fund  does not  determine  its net asset  value  per share on the  following
holidays:   New  Year's  Day,  President's  Day,  Good  Friday,   Memorial  Day,
Independence Day, Labor Day, Thanksgiving and Christmas.


For purposes of determining the Fund's net asset value per share, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.


Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Manager to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value.


U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.


COUNSEL, AUDITORS, CUSTODIAN AND TRANSFER AGENT

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022. Venable, Baetjer and Howard, Baltimore, Maryland, has provided an opinion for matters relating to Maryland law.


McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, independent certified public accountants, have been selected to audit the financial statements of the Fund.



Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, is the custodian for the Fund's cash and securities. Reich & Tang Services L.P., 600 Fifth Avenue, New York, New York 10020 is the transfer agent and dividend agent for the shares of the Fund. The Fund's custodian and transfer agent do not assist in and are not responsible for investment decisions involving assets of the Fund.

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
INDEPENDENT AUDITOR'S REPORT

================================================================================

The Board of Directors and Shareholders
Reich & Tang Equity Fund, Inc.


We have audited the accompanying statement of net assets of Reich & Tang Equity Fund, Inc. as of December 31, 1996 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of Reich & Tang Equity Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.



\s\McGladrey & Pullen,LLP





New York, New York
February 10, 1997

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 1996

================================================================================


                                                                                                       Value
                                                                                 Shares               (Note 1)
                                                                                 ------               --------
 Common Stocks (96.42%)
-----------------------------------------------------------------------------------------------------------------
 Aerospace/Defense (3.10%)
 Sundstrand Corporation                                                          66,500          $     2,826,250
                                                                                                  --------------

 Agriculture (2.45%)
 Pioneer Hi-Bred International, Inc.                                             32,000                2,240,000
                                                                                                  --------------

 Apparel (2.24%)
 Fruit of the Loom, Inc.*                                                        49,100                1,859,662
 Land's End, Inc.*                                                                7,000                  185,500
                                                                                                  --------------
                                                                                                       2,045,162
                                                                                                  --------------

 Auto Parts - Replacements (2.43%)
 Federal - Mogul Corporation                                                    100,700                2,215,400
                                                                                                  --------------

 Telecommunications Equipment (1.45%)
 General Instruments Corporation*                                                61,300                1,325,612
                                                                                                  --------------

 Chemical (Specialty) (3.24%)
 Great Lakes Chemical Corporation                                                44,300                2,071,025
 Hercules Incorporated                                                           20,500                  886,625
                                                                                                  --------------
                                                                                                       2,957,650
                                                                                                  --------------

 Commercial Services (11.45%)
 Deluxe Corporation                                                             104,900                3,435,475
 Equifax Inc.                                                                    35,600                1,090,250
 Manpower Inc.                                                                   84,300                2,739,750
 Rollins Inc.                                                                   159,500                3,190,000
                                                                                                  --------------
                                                                                                      10,455,475
                                                                                                  --------------

 Computer and Computer Services (.86%)
 Policy Management Systems*                                                      17,000                  784,125
                                                                                                  --------------

 Converted Paper Products (4.18%)
 Sonoco Products Company                                                        107,200                2,773,800
 Wausau Paper Mills                                                              56,600                1,047,100
                                                                                                  --------------
                                                                                                       3,820,900
                                                                                                  --------------

 Drugs (2.95%)
 Allergan Inc.                                                                   75,600                2,693,250
                                                                                                  --------------

 Energy (4.74%)
 Kerr-McGee Corporation                                                          60,100                4,327,200
                                                                                                  --------------


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1996

================================================================================

                                                                                                       Value
                                                                                 Shares              (Note 1)
                                                                                 ------              --------
 Common Stocks (Continued)
----------------------------------------------------------------------------------------------------------------
 Food Processing (3.08%)
 Universal Foods Corp.                                                           79,900          $    2,816,475
                                                                                                  -------------

 Grocery (1.02%)
 Food Lion, Inc. Class A                                                         94,900                 928,241
                                                                                                  -------------

 Imaging (3.24%)
 Polaroid Corp.                                                                  67,900               2,953,650
                                                                                                  -------------

 Industrial Products (21.44%)
 Albany International Corp. Class A                                             100,200               2,317,125
 AlliedSignal Inc.                                                               26,100               1,748,700
 Corning Incorporated                                                            99,200               4,588,000
 Dexter Corporation (The)                                                        27,700                 882,938
 Snap-On Tools Corp.                                                             83,100               2,960,438
 Teleflex Inc.                                                                   51,800               2,700,075
 Tyco International                                                              22,500               1,189,687
 Varian Associates                                                               62,700               3,189,862
                                                                                                  -------------
                                                                                                     19,576,825
                                                                                                  -------------
 Industrial Services (4.39%)
 Harsco Corp.                                                                    58,500               4,007,250
                                                                                                  -------------

 Insurance (Prop/Casualty) (4.15%)
 UNUM Corporation                                                                33,900               2,449,275
 Zurich Reinsurance Centre Holdings, Inc.                                        42,900               1,340,625
                                                                                                  -------------
                                                                                                      3,789,900
                                                                                                  -------------

 Medical Supplies & Equipment (7.33%)
 Becton, Dickinson & Co.                                                          3,900                 169,163
 St. Jude Medical Inc.*                                                          84,000               3,580,500
 STERIS Corporation*                                                             43,424               1,888,944
 West Co., Inc.                                                                  37,200               1,050,900
                                                                                                  -------------
                                                                                                      6,689,507
                                                                                                  -------------

 Newspaper (2.78%)
 Lee Enterprises, Inc.                                                          109,200               2,538,900
                                                                                                  -------------

 Office Equipment & Supplies (1.04%)
 Pitney Bowes, Inc.                                                              17,500                 953,750
                                                                                                  -------------


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1996

================================================================================

                                                                                                       Value
                                                                                 Shares               (Note 1)
                                                                                 ------               --------
 Common Stocks (Continued)
-----------------------------------------------------------------------------------------------------------------
 Packaging and Containers (2.15%)
 Ball Corporation                                                                75,600          $    1,965,600
                                                                                                  -------------

 Publishing (1.45%)
 Reader's Digest Association                                                     32,800               1,320,200
                                                                                                  -------------

 Retail Store (1.59%)
 The Limited, Inc.                                                               79,005               1,451,717
                                                                                                  -------------

 Steel (General) (1.43%)
 Allegheny Teledyne, Inc.                                                        57,000               1,311,000
                                                                                                  -------------

 Toy/School Supplies (2.24%)
 Hasbro, Inc.                                                                    52,600               2,044,825
                                                                                                  -------------


 Total Common Stocks (Cost $64,409,139)                                                              88,038,864
                                                                                                  -------------

                                                                                 Face
                                                                                Amount
                                                                                ------
 Short-Term Investments (5.73%)
-----------------------------------------------------------------------------------------------------------------
 Repurchase Agreements (5.73%)
 Morgan (J.P.) Securities Inc., 6.65%, due 01/02/97
 (Collateralized by $5,481,000, 6.25%,
 U.S. Treasury Bonds, due 08/15/23)                                           $5,228,000              5,228,000
                                                                                                  -------------
 Total Short-Term Investments (Cost $5,228,000)                                                       5,228,000
                                                                                                  -------------
 Total Investments (102.15%) (Cost $69,637,139 +)                                                    93,266,864
 Liabilities in Excess of Cash and Other Assets (-2.15%)                                         (    1,966,410)
                                                                                                  -------------
 Net Assets (100.00%) 5,044,178 shares outstanding (Note 3)                                      $   91,300,454
                                                                                                  =============
 Net asset value, offering and redemption price per share                                        $        18.10
                                                                                                  =============





 *   Non-income producing.

 + Aggregate cost for federal income tax purposes is $69,644,418. Aggregate unrealized appreciation and depreciation are, based on cost for Federal income tax purposes, $24,809,345 and $1,186,899 respectively.




--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

================================================================================


INVESTMENT INCOME

 Income:
     Dividends......................................................................       $      1,905,747
     Interest.......................................................................                312,923
                                                                                            ---------------
           Total income.............................................................              2,218,670
                                                                                            ---------------
 Expenses: (Note 2)
     Investment management fee......................................................                888,522
     Administration fee.............................................................                222,130
     Distribution expenses..........................................................                 55,281
     Custodian fees.................................................................                 18,452
     Shareholder servicing and related shareholder expenses.........................                 79,429
     Legal, compliance and filing fees..............................................                 22,925
     Audit and accounting...........................................................                 51,240
     Directors' fees and expenses...................................................                 10,830
     Other..........................................................................                  4,694
                                                                                            ---------------
     Total expenses.................................................................              1,353,503
     Expenses paid indirectly.......................................................       (          9,762)
                                                                                            ---------------
     Net expenses...................................................................              1,343,741
                                                                                            ---------------
 Net investment income..............................................................                874,929
                                                                                            ---------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

 Net realized gain on investments...................................................             22,512,273
 Net unrealized depreciation of investments.........................................        (     5,800,512)
                                                                                             --------------
     Net gain on investments........................................................             16,711,761
                                                                                             --------------
 Increase in net assets from operations.............................................        $    17,586,690
                                                                                             ==============


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1996 AND 1995

================================================================================








                                                                                     1996                  1995
                                                                                 ------------          ------------

INCREASE (DECREASE) IN NET ASSETS

 Operations:

    Net investment income...................................................    $     874,929         $   1,271,598

    Net realized gain on investments........................................       22,512,273            10,086,724

    Change in unrealized appreciation (depreciation) of investments.........    (   5,800,512)           14,343,018
                                                                                 -------------         ------------

    Increase in net assets from operations..................................       17,586,690            25,701,340

 Distributions from:

    Net investment income...................................................    (     874,270)        (   1,271,598)

    Return of capital.......................................................    (         728)              ---

    Net realized gain on investments........................................    (  13,865,880)        (  10,086,724)

    In excess of net realized gain..........................................          --              (         659)

 Capital share transactions (Note 3)........................................    (  23,878,019)            7,351,166
                                                                                 --------------        ------------

    Total increase (decrease)...............................................    (  21,032,207)           21,693,525

 Net Assets:

    Beginning of year.......................................................      112,332,661            90,639,136
                                                                                 ---------------       ------------

    End of year.............................................................    $  91,300,454         $ 112,332,661
                                                                                 ===============       ============







--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REICH & TANG EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS

================================================================================

1. Summary of Accounting Policies

Reich & Tang Equity Fund, Inc. is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek growth of capital by investing primarily in equity securities which management of the Fund believes to be undervalued. Its financial statements are prepared in accordance with generally accepted accounting principles for investment companies as follows:

     a) Valuation of Securities -

     Securities traded on a national securities exchange or admitted to trading on the National Association of Securities Dealers Inc. Automated Quotations National List are valued at the last reported sales price on the last business day of the fiscal period. Common stocks for which no sale was reported on that date and over-the-counter securities, are valued at the mean between the last reported bid and asked prices. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.


     b) Federal Income Taxes -

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

     c) Use of Estimates -

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     d) General -

     Securities transactions are recorded on the trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividends and capital gain distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions which exceed net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net realized gains. It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities plus accrued interest are sufficient to cover the value of the repurchase agreements.




--------------------------------------------------------------------------------

2. Investment Management Fees and Other Transactions with Affiliates

Under the Investment Management Contract, the Fund pays an investment management fee to Reich & Tang Asset Management, L.P. ("The Manager") equal to .80% of the Fund's average daily net assets.

Pursuant to an Administrative Services Agreement, the Fund pays to the Manager an annual fee of .20% of the Fund's average daily net assets.

Pursuant to a Distribution and Service Plan adopted under Securities and Exchange Commission Rule 12b-1, the Fund may pay certain costs associated with the distribution of the Fund's shares subject to a limit of 0.05% of the Fund's average net assets.

Brokerage commissions paid during the year to Reich & Tang Distributors L.P. amounted to $23,623.

Fees are paid to Directors who are unaffiliated with the Manager on the basis of $2,000 per annum plus $500 per meeting attended.

Included in the statement of operations under the caption "Shareholder servicing and related shareholder expenses" are expense offsets of $9,762. Included under the same caption are fees of $36,849 paid to Reich & Tang Services, L.P. an affiliate of the Manager as servicing agent for the Fund.

3.  Capital Stock

At December 31, 1996 100,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $67,678,008. Transactions in capital stock were as follows:

                                                            Year Ended                              Year Ended
                                                         December 31, 1996                       December 31, 1995
                                                  -------------------------------       --------------------------------
                                                     Shares              Amount            Shares              Amount
                                                  ------------        -----------       ------------        -----------
 Sold........................................        3,234,560        $61,060,226          5,901,454       $ 94,756,038
 Issued on reinvestment of dividends.........          604,573         10,976,919            611,044         10,838,908
 Redeemed....................................    (   5,130,715)    (   95,915,164)      (  6,067,405)      ( 98,243,780)
                                                  ------------      -------------        -----------        -----------
 Net increase (decrease).....................    (   1,291,582)    (  $23,878,019)           445,093       $  7,351,166
                                                  ============      =============        ===========        ===========

4. Investment Transactions

Purchases and sales of investment securities, other than U.S. Government direct and agency obligations and short-term investments, totaled $32,918,486 and $68,889,773, respectively. Accumulated undistributed net realized losses at December 31, 1996 amounted to $7,279. Included in proceeds of sale is $23,194,428 representing the value of securities disposed of in payment of a redemption in-kind resulting in a realized gain of $8,527,238.

5. Selected Financial Information

Reference is made to page 2 of the Prospectus for the Selected Financial Information



--------------------------------------------------------------------------------

                                     PART C
                                OTHER INFORMATION



ITEM 24. Financial Statements and Exhibits.

(a)      Financial Statements.

         Included in Prospectus: Selected Financial Information.


          Included in the Statement of Additional Information: Independent Auditor's Report; Statement of Net Assets at December 31, 1996; Statement of Operations for year ended December 31, 1996; Statement ofChanges in Net Assets for years ended December 31, 1996 and 1995; Notes to Financial Statements.



(b)      Exhibits:

     (1) Articles of Incorporation of Registrant (filed as Exhibit 1 to Registration Statement on Form N-1A (File Nos. 2-94184 and 811-4148) and incorporated herein by reference).

  (1.1)   Amendment to the Articles of Incorporation filed herein.

     (2) By-Laws of Registrant (filed as Exhibit 2 to Registration Statement on Form N-1A (File Nos. 2-94184 and 811-4148) and incorporated herein by reference).

     (3)  None.


     (4) Form of certificate for shares of the common stock of Registrant (filed as Exhibit 4 to Registration Statement on Form N-1A (File Nos. 2-94184 and 811-4148) and incorporated herein by reference).


     (5) Investment Management Contract between the Registrant and Reich & Tang Asset Management L.P. filed herein.

     (6) Distribution Agreement between the Registrant and Reich & Tang Distributors L.P. filed herein.

     (7)  None.

     (8) (a) Custody Agreement between the Registrant and Investors Fiduciary Trust Company (filed as Exhibit 8(a) to Post-Effective Amendment No. 20 to Registration Statement on Form N-1A) (file Nos. 2-94184 and 811-4148) and incorporated herein by reference).


          (b) Transfer Agency Agreement between the Registrant and Investors Financial Services Company (filed as Exhibit 8(b) to Post-Effective Amendment No. 13 to Registration Statement on Form N-1A) (file Nos. 2-94184 and 811-4148) and incorporated herein by reference).


     (9)  None.

     (10) (a) Opinion of Messrs. Seward & Kissel (filed as Exhibit 10(a) to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A (File Nos. 2-94184 and 811-4148) and incorporated herein by reference).

     (b) Opinion of Messrs. Venable, Baetjer and Howard (filed as Exhibit 10(b) to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A (File Nos. 2-94184 and 811-4148) and incorporated herein by reference).

     (11) Consent of Independent Auditors filed as Exhibit 11 herein.


     (12) None.

     (13) Investment representation letter of Reich & Tang, Inc. as initial purchaser of shares of stock of Registrant (filed as Exhibit 13 to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A (File No. 2-94184) and incorporated herein by reference).


     (14) None.


   (15.1) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

   (15.2) Distribution Agreement between the Registrant and Reich & Tang Distributors L.P. (filed as Exhibit 6 herein.)

   (15.3) Administrative  Services Contract between the Registrant and Reich &
          Tang  Asset Management L.P. filed herein


     (16) Not Applicable

     (17) Financial Data Schedule filed herein (For EDGAR purposes only).





     Other Exhibits: Powers of Attorney of Messrs. Reich, Hoerle, Mellon, Straniere and Wong (filed as Other Exhibits to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A (File Nos. 2-94184 and 811-4148) and incorporated herein by reference). Powers of Attorney of Messrs. Hoerle, Mellon, Straniere, Wong and Flavin (filed as Other Exhibits to Post-Effective Amendment No. 11 to Registration Statement on Form N-1A (File Nos. 2-94184 and 811-4148) and incorporated herein by reference).


ITEM 25. Persons Controlled by or under Common Control with Registrant.

         No such persons.

ITEM 26. Number of Holders of Securities.


         The following information is furnished as of March 31, 1997:


          (1)                                        (2)
           Title of Class                      Number of Record
                                                   Holders
          Common Stock, par value
          $ .001 per share                           753

ITEM 27. Indemnification

     Registrant incorporates herein by reference the response to Item 27 of Registration Statement filed with the Commission on November 6, 1984.

ITEM 28. Business and Other Connections of Investment Adviser.



     The description of Reich & Tang Asset Management L.P. under the captions "The Manager" in the Prospectus and "Management and Investment Management Contract" in the Statement of Additional Information constituting Parts A and B, respectively, of this Post-Effective Amendment Number 20 to Registrant's Registration Statement are incorporated herein by reference.


     New England Mutual Life Insurance Company, ("The New England") of which New England Investment Companies, Inc. ("NEIC") is an indirect wholly-owned subsidiary, owns approximately 68.1% of the outstanding partnership units of New England Investment Companies, L.P., ("NEICLP") and Reich & Tang, Inc. owns approximately 22.8% of the outstanding partnership units of NEICLP. NEICLP is the limited partner and owner of a 99.5% interest in Reich & Tang Asset Management L.P. Reich & Tang Asset Management, Inc. serves as the sole general partner and owner of the remaining .5% interest of Reich & Tang Asset Management L.P. and serves as the sole general partner of Reich & Tang Distributors L.P. Reich & Tang Asset Management L.P. serves as the sole limited partner of the Distributor.


     Registrant's investment advisor, Reich & Tang Asset Management L.P., is a registered investment advisor. Reich & Tang Asset Management L.P.'s investment advisory clients include California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc., registered investment companies investing principally in money market instruments, whose addresses are 600 Fifth Avenue, New York, New York 10020, Delafield Fund, Inc. and Reich & Tang Equity Fund, Inc., registered investment companies investing primarily in equity securities, whose addresses are 600 Fifth Avenue, New York, New York 10020. In addition, Reich & Tang Asset Management L.P. is the sole general partner of Alpha Associates L.P., August Associates L.P., Reich & Tang Minutus L.P. Tucek Partners, L.P., Reich & Tand Minutus II L.P. and Reich & Tang Equity Partners L.P. private investment partnerships organized as limited partnerships.

     Peter S. Voss, President, Chief Executive Officer and a Director of NEIC since October 1992, Chairman of the Board of NEIC since December 1992, Group Executive Vice President, Bank of America, responsible for the global asset management private banking businesses, from April 1992 to October 1992, Executive Vice President of Security Pacific Bank, and Chief Executive Officer of Security Pacific Hoare Govett Companies a wholly-owned subsidiary of Security Pacific Corporation, from April 1988 to April 1992, Director of The New England since March 1993, Chairman of the Board of Directors of NEIC's subsidiaries other than Loomis, Sayles & Company, L.P. ("Loomis") and Back Bay Advisors, L.P. ("Back Bay"), where he serves as a Director, and Chairman of the Board of Trustees of all of the mutual funds in the TNE Fund Group and the Zenith Funds.
G. Neil Ryland, Executive Vice President, Treasurer and Chief Financial Officer of NEIC since July 1993, Executive Vice President and Chief Financial Officer of The Boston Company, a diversified financial services company, from March 1989 until July 1993, from September 1985 to December 1988, Mr. Ryland was employed by Kenner Parker Toys, Inc. as Senior Vice President and Chief Financial Officer. Edward N. Wadsworth, Executive Vice President, General Counsel, Clerk and Secretary of NEIC since December 1989, Senior Vice President and Associate General Counsel of The New England from 1984 until December 1992, and Secretary of Westpeak and Draycott. Lorraine C. Hysler has been Secretary of RTAM since July 1994, Assistant Secretary of NEIC since September 1993, Vice President of the Mutual Funds Group of NEICLP from September 1993 until July 1994, and Vice President of Reich & Tang Mutual Funds since July 1994. Ms. Hysler joined Reich & Tang, Inc. in May 1977 and served as Secretary from April 1987 until September 1993. Richard E. Smith, III has been a Director of RTAM since July 1994, President and Chief Operating Officer of the Capital Management Group of NEICLP from

May 1994 until July 1994, President and Chief Operating Officer of the Reich & Tang Capital Management Group since July 1994, Executive Vice President and Director of Rhode Island Hospital Trust from March 1993 to May 1994, President, Chief Executive Officer and Director of USF&G Review Management Corp. from January 1988 until September 1992. Steven W. Duff has been a Director of RTAM since October 1994, President and Chief Executive Officer of Reich & Tang Mutual Funds since August 1994, Senior Vice President of NationsBank from June 1981 until August 1994, Mr. Duff is President and a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc. and
Short Term Income Fund, Inc., President and Trustee of Institutional Daily Municipal Income Fund, Pennsylvania Daily Municipal Income Fund, President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc., and Executive Vice President of Reich & Tang Equity Fund, Inc. Bernadette N. Finn has been Vice President/Compliance of RTAM since July 1994, Vice President of Mutual Funds Division of NEICLP from September 1993 until July 1994, Vice President of Reich & Tang Mutual Funds since July 1994. Ms. Finn joined Reich & Tang, Inc. in September 1970 and served as Vice President from September 1982 until May 1987 and as Vice President and Assistant Secretary from May 1987 until September 1993. Ms. Finn is also Secretary of AEW Commercial Mortgage Securities, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Delafield Fund, Inc., Daily Tax Free Income Fund, Inc., Institutional Daily Municipal Income Fund, Michigan Daily Tax Free Income Funds, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund and Tax Exempt Proceeds Fund, Inc., a Vice President and Secretary of Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc. Richard De Sanctis has been Treasurer of RTAM since July 1994, Assistant Treasurer of NEIC since September 1993 and Treasurer of the Mutual Funds Group of NEICLP from September 1993 until July 1994, Treasurer of the Reich & Tang Mutual Funds since July 1994. Mr. De Sanctis joined Reich & Tang, Inc. in December 1990 and served as Controller of Reich & Tang, Inc., from January 1991 to September 1993. Mr. De Sanctis was Vice President and Treasurer of Cortland Financial Group, Inc. and Vice President of Cortland Distributors, Inc. from 1989 to December 1990. Mr. De Sanctis is also Treasurer of AEW Commercial Mortgage Securities, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Institutional Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc. and is Vice President and Treasurer of Cortland Trust, Inc.

ITEM 29. Principal Underwriters.

     (a) Reich & Tang Distributors L.P., the Registrant's distributor, is also distributor for California Daily Tax Free Income Fund, Inc.,
          Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.


     (b) The following are the directors and officers of Reich & Tang Asset Management Inc., the general partner of Reich & Tang Distributors L.P. Reich & Tang Distributors L.P. does not have any officers. The principal business address of Messrs. Voss, Ryland, and Wadsworth is 399 Boylston Street, Boston, Massachusetts 02116. For all other persons, the principal business address is 600 Fifth Avenue, New York, New York 10022.


                          Positions and Offices
                         With the General Partner    Positions and Offices
         Name                 of the Distributor         With Registrant

Peter S. Voss              President and Director             None
G. Neal Ryland             Director                           None
Edward N. Wadsworth        Clerk                              None
Richard E. Smith III       Director                           None
Steven W. Duff             Director                     Executive Vice President
Bernadette N. Finn         Vice President - Compliance      Secretary
Lorraine C. Hysler         Secretary                          None
Richard De Sanctis         Vice President and Treasurer     Treasurer


         (c)      Not applicable.
ITEM 30. Location of Accounts and Records.

     The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Reich & Tang Asset Management L.P., 600 Fifth Avenue, New York, New York 10020 (see "The Manager" in the
Prospectus). Additional records are maintained at the offices of Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, the Registrant's Custodian, and Reich & Tang Services L.P., 600 Fifth Avenue, New York, New York 10020, the Registrant's transfer agent and dividend disbursing agent.


ITEM 31. Management Services.

         Not applicable.

ITEM 32. Undertakings.

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report, as supplemented, when available, upon request, without charge.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 24th day of April, 1997.



                          REICH & TANG EQUITY FUND, INC.



                   By:      /s/Robert F. Hoerle
                               Robert F. Hoerle
                               President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



         SIGNATURE                          TITLE                      DATE
(1)      Principal Executive Officer:

         /s/Robert F. Hoerle
         Robert F. Hoerle                    President                 4/24/97

(2)      Principal Financial and
         Accounting Officer:



         /s/Richard DeSanctis
         Richard De Sanctis                 Treasurer                 4/24/97

(3)      Majority of Directors:


         /s/Robert F.Hoerle                                            4/24/97
         Robert F. Hoerle

         W. Giles Mellon            (Director)
         Robert Straniere           (Director)
         Yung Wong                  (Director)


                                  By:      /s/Robert F. Hoerle       4/   /97

                                              Robert F. Hoerle
                                              Attorney-in-fact*


     * Powers of Attorney of Messrs. Hoerle, Mellon, Straniere, Wong and Flavin filed as Other Exhibits to Post-Effective Amendment No. 11 to Registration Statement on Form N-1A (File Nos. 2-94184 and 811-4148) and incorporated herein by reference.